Supplement to Prospectus Dated May 1, 1998
                          Supplement Dated May 1, 1998



The Guaranteed Maturity Annuity being offered pursuant to this prospectus does not impose a sales charge upon receipt of premiums. However, a surrender charge will be imposed upon a full or partial surrender if the surrender or partial surrender is effected within six years of the premium payment. The surrender change is calculated at 6.0% of the Gross Surrender Value deemed to be a liquidation of premiums. Amounts withdrawn under the free withdrawal privilege are not considered a liquidation of premium. See "Surrender Charge" in the accompanying prospectus for further details.


GMA-SUPP (5/98)